Valued Advisers Trust

LS Opportunity Fund

Supplement to the Prospectus

dated September 28, 2012, as supplemented April 18, 2013

Supplement dated June 14, 2013

Effective June 1, 2013, Mr. Chris Hillary was added as a co-portfolio manager of the Fund. Mr. Jim Hillary continues to serve as the portfolio manager with primary responsibility for the day-to-day investment operations of the Fund. Chris Hillary will be available to execute the investment strategy at the direction of Jim Hillary, and will assist with economic and investment research. The primary investment decision-making process with regard to the Fund will remain unchanged.

Chris Hillary has been a senior investment analyst with Independence Capital Asset Partners, LLC, the Fund’s sub-advisor, since the firm’s inception in 2004, and portfolio manager for the firm’s small cap strategy since 2010. Jim Hillary and Chris Hillary are brothers, and worked together previously at Marisco Capital Management from 2001-2004.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated September 28, 2012 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 336-6763.